                                                                    Exhibit 10.4
                                                                    ------------


                             RELEASE OF ALL CLAIMS
                             ---------------------


In re:  Lisa Broderick-Fogel and Bruce Fogel v. Frank Brooks and Saf T Lok, Inc.
        Case No.:   97-169-CA
        D/Loss:  11/26/96

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, being of lawful age, for the sole consideration of Fifty Thousand and 00/100 Dollars ($50,000) and a one year option to purchase 110,000 fully registered and exempt from SEC Rule 144 shares of Saf T Lok stock symbol "LOCK" at 10c per share, to the undersigned in hand paid, receipt whereof is hereby acknowledged, do hereby and for my/our/its heirs, executors, administrators, successors and assigns release, acquit and forever discharge SAF T LOK, INC., FRANK BROOKS and its insurance carrier, RELIANCE INSURANCE COMPANY and his, her, their, or its agents, employees, successors, heirs executors, administrators of and from any and all claims, including any and all actions, causes of action, demands, rights, damages, costs, loss of service, expenses and compensation whatsoever, which the undersigned now has/have or which may hereafter accrue on account of or in any way growing out of any and all known and unknown, foreseen and unforeseen personal injuries and the consequences thereof resulting or to result from the relationship between Lisa Broderick-Fogel and Saf T Lok, Inc. and those allegations contained in the case of Lisa Broderick-Fogel a/k/a Lisa A. Broderick and Bruce J. Fogel v. Saf T Lok, Inc. and Frank Brooks, in the Nineteenth Judicial Circuit in and for Martin County, Florida, Case No.: 97-169-CA.

     It is understood and agreed that this settlement is the compromise of a doubtful and disputed claim and that the payment made is not to be construed as an admission of liability on the part of the party or parties hereby released, and that said releases deny liability therefor and intend merely to avoid litigation and buy their peace.

     The undersigned hereby declare(s) and represent(s) that the injuries sustained are or may be permanent and progressive and that recovery therefrom is uncertain and indefinite and in making this Release it is understood and agreed that the undersigned rely(ies) wholly upon the undersigned's judgment, belief and knowledge of the nature, extent, effect and duration of said injuries and liability therefor and is made without reliance upon any statement or representation of the party or parties hereby released or their representatives or by any physician or surgeon by them employed.

     The undersigned further declare and represent that no promise, inducement or agreement not herein expressed has been made to the undersigned, and that this Release contains the entire agreement between the parties hereto and that the terms of this Release are contractual and not a mere recital.

     THE UNDERSIGNED HAS READ THE FOREGOING RELEASE AND FULLY UNDERSTANDS IT.

     Signed, sealed and delivered this 21 day of May 1999.

                         CAUTION: READ BEFORE SIGNING


                                           /s/ Lisa Broderick-Fogel
------------------------                   ------------------------
Witness                                    Lisa A. Broderick


STATE OF
         ---------------
                            SS.:
COUNTY OF
          --------------


     On the 21st day of May, 1999, before me personally appeared Lisa Broderick-Fogel a/k/a Lisa A. Broderick to me known to be th person named herein or who has produced __________________________ as identification and who executed he foregoing Release and who acknowledged to me that she voluntarily executed the same.


[SEAL]

         SYLVIA ROSARIO                    /s/ Sylvia Rosario
       Commissioner of Deeds               ---------------------------
   City of New York - No. 1-5652           Notary Public - State of NY
Certificate Filed in New York County       My Commission Expires: 1999
  Commission Expires Oct. 1, 1999

                                       /s/ Bruce J. Fogel
-----------------------------          ------------------
Witness                                Bruce J. Fogel


STATE OF FLORIDA         )
                         )ss.:
COUNTY OF PALM BEACH     )


     On the 21st day of May, 1999, before me personally appeared Bruce J. Fogel to me known to be the person named herein and who executed the foregoing Release and who acknowledged to me that he voluntarily executed the same.


                                       /s/ John Scarola
                                       -------------------------------
                                       Notary Public--State of Florida
                                       My Commission Expires:  5/5/00